Exhibit 99.1
Pinterest Announces Third Quarter 2022 Results
SAN FRANCISCO, Calif. - October 27, 2022 - Pinterest, Inc. (NYSE: PINS) today announced financial results for the quarter ended September 30, 2022.
•Q3 revenue grew 8% year over year to $685 million.
•Global Monthly Active Users (MAUs) were flat year over year at 445 million.
•GAAP net loss was $65 million for Q3. Adjusted EBITDA was $77 million for Q3.
“I’m proud of the solid results our team delivered in Q3, growing revenue 8% year over year, 10% on a constant currency basis, and returning to user growth,” said Bill Ready, CEO, Pinterest. “Despite the challenging macro environment, we are delivering performance and a distinct value proposition to advertisers, reaching users across the full funnel. Through clear focus on increasing engagement that delights our users, we are deepening our monetization per user, and building personalized and relevant experiences that go from inspiration and intent to action.”
Q3 2022 Financial Highlights
The following table summarizes our consolidated financial results (in thousands, except percentages, unaudited):

	Three Months Ended September 30,		% Change
	2022	2021
Revenue	$684,550	$632,932	8%

Net income (loss)	$(65,181)	$93,996	NM

Non-GAAP net income*	$76,523	$190,549	(60)%

Adjusted EBITDA*	$77,312	$201,473	(62)%
Adjusted EBITDA margin*	11%	32%

NM - not meaningful
* For more information on these non-GAAP financial measures, please see "―About non-GAAP financial measures" and the tables under "―Reconciliation of GAAP to non-GAAP financial results" included at the end of this release.

Q3 2022 Other Highlights
The following table sets forth our revenue, MAUs and ARPU based on the geographic location of our users (in millions, except ARPU and percentages, unaudited):

	Three Months Ended September 30,		% Change
	2022	2021
Revenue - Global	$685	$633	8%
Revenue - U.S. and Canada	$575	$526	9%
Revenue - Europe	$86	$89	(4)%
Revenue - Rest of World	$24	$17	36%

MAUs - Global	445	444	—%
MAUs - U.S. and Canada	95	98	(2)%
MAUs - Europe	120	119	1%
MAUs - Rest of World	230	228	1%

ARPU - Global	$1.56	$1.41	11%
ARPU - U.S. and Canada	$6.13	$5.32	15%
ARPU - Europe	$0.72	$0.74	(3)%
ARPU - Rest of World	$0.11	$0.08	38%

Guidance
Our current expectation is that Q4 2022 revenue will grow mid-single digits on a year-over-year percentage basis, which takes into account slightly greater foreign exchange headwinds than in Q3 2022. We expect our Q4 2022 non-GAAP operating expenses to grow low double digits percent quarter-over-quarter*. For the full year, we expect non-GAAP operating expenses to grow around 35% year over year*.
_____________
* We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP operating expenses or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as share-based compensation expense, which is impacted by, among other things, employee retention and decisions around future equity grants to employees. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results and, as such, we also believe that any reconciliations provided would imply a degree of precision that could be confusing or misleading to investors.

Webcast and conference call information
A live audio webcast of our third quarter 2022 earnings release call will be available at investor.pinterestinc.com. The call begins today at 1:30 PM (PT) / 4:30 PM (ET). This press release, including the reconciliations of certain non-GAAP measures to their nearest comparable GAAP measures and slide presentation are also available. We will not be publishing a letter to shareholders this quarter. A recording of the webcast will be available at investor.pinterestinc.com for 90 days.
We have used, and intend to continue to use, our investor relations website at investor.pinterestinc.com as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD.
Forward-looking statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties, including, among other things, statements about our future operational and financial performance. Words such as "believe," "project," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors including: general economic and political uncertainty in global markets and a worsening of global economic conditions or low levels of economic growth, including inflation, foreign exchange fluctuations and supply-chain issues as well as events such as Russia's invasion of Ukraine; our ability to provide useful and relevant content; our ability to attract and retain creators that create relevant and engaging content on our platform; risks associated with new products and changes to existing products as well as other new business initiatives; our ability to maintain and enhance our brand and reputation; compromises in security; our financial performance and fluctuations in operating results; our dependency on online application stores' and internet search engines’ methodologies and policies; discontinuation, disruptions or outages in authentication by third-party login providers; changes by third-party login providers that restrict our access or ability to identify users; competition; our ability to scale our business and revenue model; our reliance on advertising revenue and our ability to attract and retain advertisers and effectively measure advertising campaigns; our ability to effectively manage growth and expand and monetize our platform internationally; our lack of operating history and ability to sustain profitability; decisions that reduce short-term revenue or profitability or do not produce expected long-term benefits; the impact of the COVID-19 pandemic, including its impact on our business as well as on global and regional economies and economic activity; risks associated with government actions, laws and regulations that could restrict access to our products or impair our business; litigation and government inquiries; privacy, data and other regulatory concerns; real or perceived inaccuracies in metrics related to our business; disruption, degradation or interference with our hosting services and infrastructure; our ability to attract and retain personnel; and the dual class structure of our common stock and its effect of concentrating voting control with stockholders who held our capital stock prior to the completion of our initial public offering. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, which is available on our investor relations website at investor.pinterestinc.com and on the SEC website at www.sec.gov. All information provided in this release and in the earnings materials is as of October 27, 2022. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

About non-GAAP financial measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States ("GAAP"), we use the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative), non-GAAP income from operations, non-GAAP net income, non-GAAP net income per share and constant currency revenue growth rates. The presentation of these financial measures is not intended to be considered in isolation, as a substitute for or superior to the financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparative purposes. We compensate for these limitations by providing specific information regarding GAAP amounts excluded from these non-GAAP financial measures.
We define Adjusted EBITDA as net income (loss) adjusted to exclude depreciation and amortization expense, share-based compensation expense, interest income, interest expense and other income (expense), net, provision for (benefit from) income taxes and non-cash charitable contributions. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by revenue. Non-GAAP costs and expenses (including non-GAAP cost of revenue, research and development, sales and marketing, and general and administrative) and non-GAAP net income exclude amortization of acquired intangible assets, share-based compensation expense and non-cash charitable contributions. Non-GAAP income from operations is calculated by subtracting non-GAAP costs and expenses from revenue. Non-GAAP net income per share is calculated by dividing non-GAAP net income by diluted weighted-average shares outstanding. We use Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP costs and expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share to evaluate our operating results and for financial and operational decision-making purposes. We believe these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the income and expenses they exclude. We also believe Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP costs and expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We present Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP costs and expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share to assist potential investors in seeing our operating results through the eyes of management and because we believe these measures provide an additional tool for investors to use in comparing our operating results over multiple periods with other companies in our industry. There are a number of limitations related to the use of Adjusted EBITDA, Adjusted EBITDA margin, non-GAAP costs and expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share rather than net income (loss), net margin, total costs and expenses, income (loss) from operations, net income (loss) and net income (loss) per share, respectively, the nearest GAAP equivalents. For example, Adjusted EBITDA excludes certain recurring, non-cash charges such as depreciation of fixed assets and amortization of acquired intangible assets, although these assets may have to be replaced in the future, and share-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense and an important part of our compensation strategy.
For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the tables under "―Reconciliation of GAAP to non-GAAP financial results" included at the end of this release.

Limitation of key metrics and other data
The numbers for our key metrics, which include our MAUs and ARPU, are calculated using internal company data based on the activity of user accounts. We define a monthly active user as an authenticated Pinterest user who visits our website, opens our mobile application or interacts with Pinterest through one of our browser or site extensions, such as the Save button, at least once during the 30-day period ending on the date of measurement. The number of MAUs do not include Shuffles users unless they would otherwise qualify as MAUs. Unless otherwise indicated, we present MAUs based on the number of MAUs measured on the last day of the current period. We measure monetization of our platform through our average revenue per user metric. We define ARPU as our total revenue in a given geography during a period divided by the average of the number of MAUs in that geography during the period. We calculate average MAUs based on the average of the number of MAUs measured on the last day of the current period and the last day prior to the beginning of the current period. We calculate ARPU by geography based on our estimate of the geography in which revenue-generating activities occur. We use these metrics to assess the growth and health of the overall business and believe that MAUs and ARPU best reflect our ability to attract, retain, engage and monetize our users, and thereby drive revenue. While these numbers are based on what we believe to be reasonable estimates of our user base for the applicable period of measurement, there are inherent challenges in measuring usage of our products across large online and mobile populations around the world. In addition, we are continually seeking to improve our estimates of our user base, and such estimates may change due to improvements or changes in technology or our methodology.
Contact
Press:
LeMia Jenkins
press@pinterest.com
Investor relations:
Neil Doshi
ir@pinterest.com

PINTEREST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)
(unaudited)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$1,671,320	$1,419,630
Marketable securities	994,150	1,060,488
Accounts receivable, net of allowances of $10,120 and $8,282 as of September 30, 2022 and December 31, 2021, respectively	511,054	653,355
Prepaid expenses and other current assets	85,528	48,090
Total current assets	3,262,052	3,181,563
Property and equipment, net	65,922	53,401
Operating lease right-of-use assets	207,312	227,912
Goodwill and intangible assets, net	140,128	61,115
Other assets	16,795	13,247
Total assets	$3,692,209	$3,537,238
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$88,601	$17,675
Accrued expenses and other current liabilities	256,074	242,131
Total current liabilities	344,675	259,806
Operating lease liabilities	183,244	209,181
Other liabilities	19,748	29,508
Total liabilities	547,667	498,495
Commitments and contingencies

Stockholders’ equity:
Class A common stock, $0.00001 par value, 6,666,667 shares authorized, 586,583 and 568,228 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively; Class B common stock, $0.00001 par value, 1,333,333 shares authorized, 90,566 and 88,644 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	7	7
Additional paid-in capital	5,292,789	5,059,528
Accumulated other comprehensive loss	(16,105)	(2,181)
Accumulated deficit	(2,132,149)	(2,018,611)
Total stockholders’ equity	3,144,542	3,038,743
Total liabilities and stockholders’ equity	$3,692,209	$3,537,238

PINTEREST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,
	2022	2021
Revenue	$684,550	$632,932
Costs and expenses:
Cost of revenue	182,603	126,783
Research and development	254,684	185,949
Sales and marketing	229,873	156,092
General and administrative	86,765	65,659
Total costs and expenses	753,925	534,483
Income (loss) from operations	(69,375)	98,449
Interest income	9,318	765
Interest expense and other income (expense), net	(10,116)	(4,765)
Income (loss) before provision for (benefit from) income taxes	(70,173)	94,449
Provision for (benefit from) income taxes	(4,992)	453
Net income (loss)	$(65,181)	$93,996
Net income (loss) per share:
Basic	$(0.10)	$0.15
Diluted	$(0.10)	$0.14
Weighted-average shares used in computing net income (loss) per share:
Basic	669,171	643,979
Diluted	669,171	691,853

PINTEREST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net income (loss)	$(113,538)	$141,739
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	26,884	20,299
Share-based compensation	326,811	275,982
Non-cash charitable contributions	—	20,490
Other	10,731	9,495
Changes in assets and liabilities:
Accounts receivable	144,083	61,033
Prepaid expenses and other assets	(37,960)	(21,141)
Operating lease right-of-use assets	39,140	32,014
Accounts payable	71,603	7,862
Accrued expenses and other liabilities	(17,852)	30,670
Operating lease liabilities	(38,990)	(37,308)
Net cash provided by operating activities	410,912	541,135
Investing activities
Purchases of property and equipment and intangible assets	(27,931)	(5,337)
Purchases of marketable securities	(688,146)	(878,465)
Sales of marketable securities	4,168	213,651
Maturities of marketable securities	735,819	673,952
Acquisition of business, net of cash acquired	(86,059)	—
Net cash (used in) provided by investing activities	(62,149)	3,801
Financing activities
Proceeds from exercise of stock options, net	4,807	19,637
Shares repurchased for tax withholdings on release of restricted stock units and restricted stock awards	(98,357)	—
Other financing activities	—	(1,750)
Net cash (used in) provided by financing activities	(93,550)	17,887
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,558)	(693)
Net increase in cash, cash equivalents and restricted cash	251,655	562,130
Cash, cash equivalents and restricted cash, beginning of period	1,427,064	678,911
Cash, cash equivalents and restricted cash, end of period	$1,678,719	$1,241,041
Supplemental cash flow information
Accrued property and equipment	$4,699	$915
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$19,783	$81,869
    `

Reconciliation of cash, cash equivalents and restricted cash to condensed consolidated balance sheets
Cash and cash equivalents	$1,671,320	$1,231,931
Restricted cash included in prepaid expenses and other current assets	1,869	2,813
Restricted cash included in other assets	5,530	6,297
Total cash, cash equivalents and restricted cash	$1,678,719	$1,241,041

PINTEREST, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands)
(unaudited)

	Three Months Ended September 30,
	2022	2021
Share-based compensation by function:
Cost of revenue	$2,189	$2,015
Research and development	89,669	67,463
Sales and marketing	23,294	13,404
General and administrative	21,006	13,380
Total share-based compensation	$136,158	$96,262

Amortization of acquired intangible assets by function:
Cost of revenue	$1,972	$94
Sales and marketing	3,377	—
General and administrative	197	197
Total amortization of acquired intangible assets	$5,546	$291

Reconciliation of total costs and expenses to non-GAAP costs and expenses:
Total costs and expenses	$753,925	$534,483
Share-based compensation	(136,158)	(96,262)
Amortization of acquired intangible assets	(5,546)	(291)
Total non-GAAP costs and expenses	$612,221	$437,930

Reconciliation of net income (loss) to Adjusted EBITDA:
Net income (loss)	$(65,181)	$93,996
Depreciation and amortization	10,529	6,762
Share-based compensation	136,158	96,262
Interest income	(9,318)	(765)
Interest expense and other (income) expense, net	10,116	4,765
Provision for (benefit from) income taxes	(4,992)	453
Adjusted EBITDA	$77,312	$201,473

PINTEREST, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,
	2022	2021
Reconciliation of net income (loss) to non-GAAP net income:
Net income (loss)	$(65,181)	$93,996
Share-based compensation	136,158	96,262
Amortization of acquired intangible assets	5,546	291
Non-GAAP net income	$76,523	$190,549

Basic weighted-average shares used in computing net income (loss) per share	669,171	643,979
Weighted-average dilutive securities (1)	23,631	47,874
Diluted weighted-average shares used in computing non-GAAP net income per share	692,802	691,853
Non-GAAP net income per share	$0.11	$0.28

(1)Gives effect to potential common stock instruments such as stock options, unvested restricted stock units and unvested restricted stock awards.